Exhibit 99.1
WINTRUST FINANCIAL CORPORATION
Selected Financial Highlights (Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009

Selected Financial Condition Data (at end of period):
Total assets	$13,968,074	$12,215,620
Total loans, excluding covered loans	9,599,886	8,411,771
Total deposits	10,803,673	9,917,074
Junior subordinated debentures	249,493	249,493
Total shareholders’ equity	1,436,549	1,138,639

Selected Statements of Income Data:
Net interest income	$112,677	$86,934	$415,836	$311,876
Net revenue (1)	157,138	172,022	607,996	629,523
Core pre-tax earnings (2)	58,666	39,931	196,544	122,804
Net income	14,205	28,167	63,329	73,069
Net income (loss) per common share — Basic	$(0.06)	$0.96	$1.08	$2.23
Net income (loss) per common share — Diluted	$(0.06)	$0.90	$1.02	$2.18

Selected Financial Ratios and Other Data:
Performance Ratios:
Net interest margin (3)	3.46%	3.10%	3.37%	3.01%
Non-interest income to average assets	1.24%	2.77%	1.42%	2.78%
Non-interest expense to average assets	2.97%	2.94%	2.82%	3.01%
Net overhead ratio (4)	1.73%	0.17%	1.40%	0.23%
Efficiency ratio (5)	67.48%	52.54%	63.77%	54.44%
Return on average assets	0.40%	0.92%	0.47%	0.64%
Return on average common equity	(0.66)%	10.97%	3.01%	6.70%

Average total assets	$14,199,351	$12,189,096	$13,556,612	$11,415,322
Average total shareholders’ equity	1,442,754	1,126,594	1,352,135	1,081,792
Average loans to average deposits ratio (excluding covered loans)	89.0%	86.9%	91.1%	90.5%
Average loans to average deposits ratio (including covered loans)	92.1%	86.9%	93.4%	90.5%

Common Share Data at end of period:
Market price per common share	$33.03	$30.79
Book value per common share (6)	$32.73	$35.27
Tangible common book value per share (7)	$25.80	$23.22
Common shares outstanding	34,864,068	24,206,819
Other Data at end of period: (8)
Leverage Ratio (9)	10.6%	9.3%
Tier 1 capital to risk-weighted assets (9)	12.6%	11.0%
Total capital to risk-weighted assets (9)	13.9%	12.4%
Tangible common equity ratio (TCE) (10)	8.0%	4.7%
Allowance for credit losses (11)	$118,037	$101,831
Credit discounts on purchased premium finance receivables — life insurance (12)	$23,227	$37,323
Non-performing loans	$142,132	$131,804
Allowance for credit losses to total loans (11)	1.23%	1.21%
Non-performing loans to total loans	1.48%	1.57%
Number of:
Bank subsidiaries	15	15
Non-bank subsidiaries	8	8
Banking offices	86	78

(1)	Net revenue includes net interest income and non-interest income.

(2)	Core pre-tax earnings represents income before taxes adjusted for provision for credit losses, OREO expenses, net, recourse obligation on loans previously sold less gain on bargain purchases, trading gains/losses and gains/losses on available-for-sale securities.

(3)	Net interest margin is presented on a tax-equivalent basis.

(4)	The net overhead ratio is calculated by netting total non-interest expense and total non-interest income, annualizing this amount, and dividing by that period’s total average assets. A lower ratio indicates a higher degree of efficiency.

(5)	The efficiency ratio is calculated by dividing total non-interest expense by tax-equivalent net revenue (less securities gains or losses). A lower ratio indicates more efficient revenue generation.

(6)	Book value per common share is calculated by dividing total common equity (which is comprised of total shareholders’ equity less preferred stock), by actual common shares outstanding (which is adjusted for tangible equity unit conversion shares).

(7)	Tangible common book value per share is calculated by dividing total tangible common shareholders’ equity (which is comprised of total shareholders’ equity less preferred stock and intangible assets), by common shares outstanding (which is adjusted for tangible equity unit conversion shares).

(8)	Asset quality ratios exclude covered loans.

(9)	Capital ratios for the current quarter-end are estimated.

(10)	The tangible common equity ratio is calculated by dividing total shareholders’ equity less preferred stock and total intangible assets by total assets less total intangible assets.

(11)	The allowance for credit losses includes both the allowance for loan losses and the allowance for unfunded lending-related commitments.

(12)	Represents the credit discounts on purchased life insurance premium finance loans.

WINTRUST FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION

	(Unaudited)	(Unaudited)
	December 31,	September 30,	December 31,
(In thousands)	2010	2010	2009

Assets
Cash and due from banks	$153,690	$155,067	$135,133
Federal funds sold and securities purchased under resale agreements	18,890	88,913	23,483
Interest-bearing deposits with other banks	865,575	1,224,584	1,025,663
Available-for-sale securities, at fair value	1,496,302	1,324,179	1,255,066
Trading account securities	4,879	4,935	33,774
Brokerage customer receivables	24,549	25,442	20,871
Federal Home Loan Bank and Federal Reserve Bank stock, at cost	82,407	80,445	73,749
Loans held-for-sale	371,447	320,440	275,715
Loans, net of unearned income, excluding covered loans	9,599,886	9,461,155	8,411,771
Covered loans	334,353	353,840	—

Total loans	9,934,239	9,814,995	8,411,771
Less: Allowance for loan losses	113,903	110,432	98,277

Net loans	9,820,336	9,704,563	8,313,494
Premises and equipment, net	363,696	353,445	350,345
FDIC indemnification asset	118,182	161,640	—
Accrued interest receivable and other assets	354,356	365,496	416,678
Goodwill	281,190	278,025	278,025
Other intangible assets	12,575	13,194	13,624

Total assets	$13,968,074	$14,100,368	$12,215,620

Liabilities and Shareholders’ Equity
Deposits:
Non-interest bearing	$1,201,194	$1,042,730	$864,306
Interest bearing	9,602,479	9,919,509	9,052,768

Total deposits	10,803,673	10,962,239	9,917,074
Notes payable	1,000	1,000	1,000
Federal Home Loan Bank advances	415,643	414,832	430,987
Other borrowings	260,619	241,522	247,437
Secured borrowings — owed to securitization investors	600,000	600,000	—
Subordinated notes	50,000	55,000	60,000
Junior subordinated debentures	249,493	249,493	249,493
Trade date securities payable	—	2,045	—
Accrued interest payable and other liabilities	151,097	175,325	170,990

Total liabilities	12,531,525	12,701,456	11,076,981

Shareholders’ Equity:
Preferred stock	49,640	287,234	284,824
Common stock	34,864	31,145	27,079
Surplus	965,203	682,318	589,939
Treasury stock	—	(51)	(122,733)
Retained earnings	392,354	394,323	366,152
Accumulated other comprehensive (loss) income	(5,512)	3,943	(6,622)

Total shareholders’ equity	1,436,549	1,398,912	1,138,639

Total liabilities and shareholders’ equity	$13,968,074	$14,100,368	$12,215,620

WINTRUST FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	Three Months Ended		Years Ended
	December 31,		December 31,
(In thousands, except per share data)	2010	2009	2010	2009

Interest income
Interest and fees on loans	$144,652	$122,140	$547,896	$465,777
Interest bearing deposits with banks	1,342	1,369	5,170	3,574
Federal funds sold and securities purchased under resale agreements	39	38	157	271
Securities	7,236	12,672	36,904	55,649
Trading account securities	11	20	394	106
Brokerage customer receivables	170	143	655	515
Federal Home Loan Bank and Federal Reserve Bank stock	512	447	1,931	1,722

Total interest income	153,962	136,829	593,107	527,614

Interest expense
Interest on deposits	27,853	38,998	123,779	171,259
Interest on Federal Home Loan Bank advances	4,038	4,510	16,520	18,002
Interest on notes payable and other borrowings	1,631	1,663	5,943	7,064
Interest on secured borrowings — owed to securitization investors	3,089	—	12,366	—
Interest on subordinated notes	233	286	995	1,627
Interest on junior subordinated debentures	4,441	4,438	17,668	17,786

Total interest expense	41,285	49,895	177,271	215,738

Net interest income	112,677	86,934	415,836	311,876
Provision for credit losses	28,795	38,603	124,664	167,932

Net interest income after provision for credit losses	83,882	48,331	291,172	143,944

Non-interest income
Wealth management	10,108	8,047	36,941	28,357
Mortgage banking	22,686	16,495	61,378	68,527
Service charges on deposit accounts	3,346	3,437	13,433	13,037
Gain on sales of commercial premium finance receivables	—	4,429	—	8,576
Gains (losses) on available-for-sale securities, net	159	642	9,832	(268)
Gain on bargain purchases	250	42,951	44,231	156,013
Trading gains	611	4,411	5,165	26,788
Other	7,301	4,676	21,180	16,617

Total non-interest income	44,461	85,088	192,160	317,647

Non-interest expense
Salaries and employee benefits	59,031	47,955	215,766	186,878
Equipment	4,384	4,097	16,529	16,119
Occupancy, net	5,927	6,124	24,444	23,806
Data processing	4,388	3,404	15,355	12,982
Advertising and marketing	1,881	1,366	6,315	5,369
Professional fees	4,775	3,556	16,394	13,399
Amortization of other intangible assets	719	744	2,739	2,784
FDIC insurance	4,572	4,731	18,028	21,199
OREO expenses, net	7,384	5,293	19,331	18,963
Other	13,140	13,047	47,624	42,588

Total non-interest expense	106,201	90,317	382,525	344,087

Income before taxes	22,142	43,102	100,807	117,504
Income tax expense	7,937	14,935	37,478	44,435

Net income	$14,205	$28,167	$63,329	$73,069

Preferred stock dividends and discount accretion	$16,175	$4,888	31,004	$19,556

Net income (loss) applicable to common shares	$(1,970)	$23,279	$32,325	$53,513

Net income (loss) per common share — Basic	$(0.06)	$0.96	$1.08	$2.23

Net income (loss) per common share — Diluted	$(0.06)	$0.90	$1.02	$2.18

Cash dividends declared per common share	$—	$—	$0.18	$0.27

Weighted average common shares outstanding	32,015	24,166	30,057	24,010
Dilutive potential common shares	—	2,845	1,513	2,335

Average common shares and dilutive common shares	32,015	27,011	31,570	26,345

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